UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
EXCHANGE ACT OF 1934
(AMENDMENT NO.    )
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☐	Soliciting Material Pursuant to §240.14a-12
First Business Financial Services, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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FIRST BUSINESS FINANCIAL SERVICES, INC.
401 Charmany Drive
Madison, WI 53719
April 2, 2015

Dear Fellow Shareholder:
You are cordially invited to attend the 2015 annual meeting of shareholders of First Business Financial Services, Inc. (the “Company”) which will be held at 4:00 P.M., local time, on Monday, May 18, 2015 at the Monona Terrace Community and Convention Center located at One John Nolen Drive, Madison, Wisconsin. At the annual meeting, we will review the Company’s activities during the past year and shareholders will be given an opportunity to address questions to the Company’s management.

We are using the Securities and Exchange Commission (“SEC”) rule that allows us to furnish proxy materials to shareholders over the Internet. On or about April 2, 2015, we will begin mailing a Notice of Internet Availability of Proxy Materials (“Notice”) to our shareholders informing them that our Proxy Statement and the 2014 Annual Report on Form 10-K along with voting instructions, are available online. This means that our shareholders will receive only the Notice containing instructions on how to access the proxy materials over the Internet and vote online. If you receive this Notice, but would still like to request paper copies of the proxy materials, please follow the instructions on the Notice or on the website referred to in the Notice. On or about April 13, 2015, we will also mail you a proxy card, but not the proxy materials, that will allow you to vote your shares by completing and returning the proxy card. By delivering proxy materials electronically to our shareholders, we can conserve natural resources and reduce the costs of printing and distributing the proxy materials, while providing our shareholders with access to the proxy materials in a fast, easily accessible and efficient manner.

The Board of Directors of the Company recommends that you vote your shares “FOR” all the nominees listed in proposal one and “FOR” proposals two and three.

Your continued support is appreciated and we hope you will attend the annual meeting. Whether or not you are personally present, it is very important that your shares are represented at the meeting. Accordingly, please vote your shares by following the instructions on the Notice. Your vote is important. Please join us and the Board of Directors in supporting these proposals.

Sincerely,
Jerry Smith
Chair of the Board

Corey Chambas
President and Chief Executive Officer

First Business 2015 Annual Meeting of Shareholders You are cordially invited to attend the Annual Meeting of Shareholders of First Business Financial Services, Inc. to be held at Monona Terrace Community and Convention Center located at One John Nolen Dr., Madison, Wisconsin 50703, at 4:00 p.m. (CDT) on Monday, May 18, 2015. There will be a reception following the Annual Meeting. Please RSVP by calling (608) 232-5918 and letting us know the names of those attending the Annual Meeting. Whether or not you plan to attend the Annual Meeting of Shareholders, it is important that all shares are represented. Please vote and sign the proxy card printed on the reverse side. Tear at the perforation and mail the proxy card in the enclosed postage-paid envelope at your earliest convenience or vote via the telephone or Internet. We look forward to seeing you on May 18. THANK YOU FOR VOTING. ALL VOTES ARE IMPORTANT! Do not return this proxy card if you are voting via the telephone or Internet. Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be held on May 18, 2015: The proxy statement and Annual Report on 10-K for the year ended December 31, 2014 are available online at www.envisionreports.com/FBIZ First Business Proxy - First Business Financial Services, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS MAY 18, 2015 the undersigned appoints Barbara M. Conley and Corey A. Chambas, and each or either of them, proxies of the undersigned, with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of First Business Financial Services, Inc. ("the Company") held of record by the undersigned at the close of business on March 18, 2015 at the Annual Meeting of Shareholders of the Company to be held on May 18, 2015 or any postponement or adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3 ON THE REVERSE SIDE. IN THE ABSENCE OF AN INDICATION TO THE CONTRARY, THIS PROXY WILL BE VOTED "FOR" ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3 ON THE REVERSE SIDE, AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS. (Continued and to be voted on reverse side.) THANK YOU FOR VOTING

First Business IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m.. Central Time, on May 18, 2015 Vote by Internet Go to www.envisionreports.com/FBIZ Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals - The Board of Directors recommends a vote "FOR" all the director nominees listed in Proposal 1. 1. Class II director nominees: 01 Mark D. Bugher 02 Corey A. Chambas 03 John J. Harris For Withhold The Board of Directors recommends a vote "FOR" Proposals 2 and 3. 2. To approve, in a non-binding, advisory vote, the compensation of the Company's named executive officers. For Against Abstain 3. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2015. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof. The Company is not currently aware of any such business. Non-Voting Items Change of Address - Please print new address below. Meeting Attendance mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below NOTE: Please sign and mail in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If stock is held jointly or in two or more names, all persons so named should sign. A corporation should sign full corporate name by duly authorized officer. Date(mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box.

First Business Celebrating 25 Years You are Invited As a friend of First Business, please join us for an evening of cocktails, hors d'oeuvres, and a short program to celebrate our 25 year anniversary at the Monona Terrace Community and Convention Center at 1 John Nolen Drive in Madison on MONDAY, MAY 18, 2015 4:00 PM - Annual Shareholder Meeting 5:00 PM - Special Anniversary Celebration 6:00 PM - Program RSVP Please respond no later than May 7, 2015 by calling 920-422-1946, online at http://tinyurl.com/FBB25years or by mailing the enclosed card

Kindly Respond on or before May 7, 2015 First Business Celebrating 25 Years name(s) NUMBER ATTENDING MEETING NUMBER ATTENDING CELEBRATION EMAIL ADDRESS FIRST BUSINESS C/O AMAZING EVENTS N282 STONEY BROOK ROAD SUITE D APPLETON, WI 54915